EXHIBIT 24

                       POWER OF ATTORNEY
                       -----------------
       (1987 Non-Employee Directors' Stock Option Plan)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION does hereby constitute and appoint WALDEN C. RHINES, R. DOUGLAS NORBY AND FRANK S. DELIA, his true and lawful attorneys and agents to do any and all acts and things and execute in his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Mentor Graphics Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 500,000 shares of Common Stock of Mentor Graphics Corporation for issuance pursuant to the 1987 Non-Employee Directors' Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment thereof in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  December 14, 1994.


                              WALDEN C. RHINES
                              -------------------------------
                              Signature


                              Walden C. Rhines
                              -------------------------------
                              Type or Print Name

                                                    EXHIBIT 24

                       POWER OF ATTORNEY
                       -----------------
       (1987 Non-Employee Directors' Stock Option Plan)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION does hereby constitute and appoint WALDEN C. RHINES, R. DOUGLAS NORBY AND FRANK S. DELIA, his true and lawful attorneys and agents to do any and all acts and things and execute in his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Mentor Graphics Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 500,000 shares of Common Stock of Mentor Graphics Corporation for issuance pursuant to the 1987 Non-Employee Directors' Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment thereof in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  December 28, 1994.


                              R. DOUGLAS NORBY
                              -------------------------------
                              Signature


                              R. Douglas Norby
                              -------------------------------
                              Type or Print Name

                                                    EXHIBIT 24

                       POWER OF ATTORNEY
                       -----------------
       (1987 Non-Employee Directors' Stock Option Plan)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION does hereby constitute and appoint WALDEN C. RHINES, R. DOUGLAS NORBY AND FRANK S. DELIA, his true and lawful attorneys and agents to do any and all acts and things and execute in his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Mentor Graphics Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 500,000 shares of Common Stock of Mentor Graphics Corporation for issuance pursuant to the 1987 Non-Employee Directors' Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment thereof in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  December 28, 1994.


                              JAMES J. LUTTENBACHER
                              -------------------------------
                              Signature


                              James J. Luttenbacher
                              -------------------------------
                              Type or Print Name

                                                    EXHIBIT 24

                       POWER OF ATTORNEY
                       -----------------
       (1987 Non-Employee Directors' Stock Option Plan)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION does hereby constitute and appoint WALDEN C. RHINES, R. DOUGLAS NORBY AND FRANK S. DELIA, his true and lawful attorneys and agents to do any and all acts and things and execute in his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Mentor Graphics Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 500,000 shares of Common Stock of Mentor Graphics Corporation for issuance pursuant to the 1987 Non-Employee Directors' Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment thereof in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  December 28, 1994.


                              MARSHA B. CONGDON
                              -------------------------------
                              Signature


                              Marsha B. Congdon
                              -------------------------------
                              Type or Print Name

                                                    EXHIBIT 24

                       POWER OF ATTORNEY
                       -----------------
       (1987 Non-Employee Directors' Stock Option Plan)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION does hereby constitute and appoint WALDEN C. RHINES, R. DOUGLAS NORBY AND FRANK S. DELIA, his true and lawful attorneys and agents to do any and all acts and things and execute in his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Mentor Graphics Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 500,000 shares of Common Stock of Mentor Graphics Corporation for issuance pursuant to the 1987 Non-Employee Directors' Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment thereof in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  December 22, 1994.


                              JAMES R. FIEBIGER
                              -------------------------------
                              Signature


                              James R. Fiebiger
                              -------------------------------
                              Type or Print Name

                                                    EXHIBIT 24

                       POWER OF ATTORNEY
                       -----------------
       (1987 Non-Employee Directors' Stock Option Plan)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION does hereby constitute and appoint WALDEN C. RHINES, R. DOUGLAS NORBY AND FRANK S. DELIA, his true and lawful attorneys and agents to do any and all acts and things and execute in his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Mentor Graphics Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 500,000 shares of Common Stock of Mentor Graphics Corporation for issuance pursuant to the 1987 Non-Employee Directors' Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment thereof in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  December 28, 1994.


                              DAVID R. HATHAWAY
                              -------------------------------
                              Signature


                              David R. Hathaway
                              -------------------------------
                              Type or Print Name

                                                    EXHIBIT 24

                       POWER OF ATTORNEY
                       -----------------
       (1987 Non-Employee Directors' Stock Option Plan)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION does hereby constitute and appoint WALDEN C. RHINES, R. DOUGLAS NORBY AND FRANK S. DELIA, his true and lawful attorneys and agents to do any and all acts and things and execute in his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Mentor Graphics Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 500,000 shares of Common Stock of Mentor Graphics Corporation for issuance pursuant to the 1987 Non-Employee Directors' Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment thereof in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  December 21, 1994.


                              FONTAINE K. RICHARDSON
                              -------------------------------
                              Signature


                              Fontaine K. Richardson
                              -------------------------------
                              Type or Print Name

                                                    EXHIBIT 24

                       POWER OF ATTORNEY
                       -----------------
       (1987 Non-Employee Directors' Stock Option Plan)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION does hereby constitute and appoint WALDEN C. RHINES, R. DOUGLAS NORBY AND FRANK S. DELIA, his true and lawful attorneys and agents to do any and all acts and things and execute in his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Mentor Graphics Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 500,000 shares of Common Stock of Mentor Graphics Corporation for issuance pursuant to the 1987 Non-Employee Directors' Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment thereof in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  December 28, 1994.


                              JON A. SHIRLEY
                              -------------------------------
                              Signature


                              Jon A. Shirley
                              -------------------------------
                              Type or Print Name

                                                    EXHIBIT 24

                       POWER OF ATTORNEY
                       -----------------
       (1987 Non-Employee Directors' Stock Option Plan)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION does hereby constitute and appoint WALDEN C. RHINES, R. DOUGLAS NORBY AND FRANK S. DELIA, his true and lawful attorneys and agents to do any and all acts and things and execute in his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Mentor Graphics Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 500,000 shares of Common Stock of Mentor Graphics Corporation for issuance pursuant to the 1987 Non-Employee Directors' Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment thereof in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  December 28, 1994.


                              DAVID N. STROHM
                              -------------------------------
                              Signature


                              David N. Strohm
                              -------------------------------
                              Type or Print Name